SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2001


                              AOL TIME WARNER INC.

             (Exact name of registrant as specified in its charter)


        Delaware                       1-15062              13-4099534
----------------------------         ------------      -------------------
(State or other jurisdiction         (Commission       (I.R.S. Employer
       of incorporation               File Number)      Identification No.)



                 75 Rockefeller Plaza, New York, New York 10019
                   -------------------------------------------
               (Address of principal executive offices) (zip code)

                                  212 484-8000
                         -------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                        ---------------------------------
          (Former Name or former address, if changed since last report)


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Item 5.  Other Events.

On December 5, 2001, AOL Time Warner Inc. issued a press release announcing a senior management succession plan for the company. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this
Item 5.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit 99.1           Press Release dated December 5, 2001 of
                                AOL Time Warner Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AOL Time Warner Inc.


                                          By: /s/ Wayne H. Pace
                                             -------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
Date:    December 13, 2001




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                                  EXHIBIT INDEX


Exhibit No.                     Description
----------                      -----------
Exhibit 99.1                    Press Release dated December 5, 2001 of
                                AOL Time Warner Inc.